Exhibit 10.43

EXECUTION VERSION

Better Holdco, Inc.

175 Greenwich Street, 59th Floor

New York, NY 10007

January 14, 2022

Notable Finance, LLC

Six Landmark Square, Floor 4

Stamford, CT 06901

Re:	Master Loan Purchase Agreement Side Letter

Ladies and Gentlemen:

Reference is hereby made to, and this side letter (this “Side Letter”) is hereby incorporated by reference into, the Master Loan Purchase Agreement, dated as of January 14, 2022, as the same may be amended, supplemented, or otherwise modified from time to time (the “Agreement”), between Notable Finance, LLC (“Seller”) and Better Trust I (“Purchaser”). Any capitalized term used but not defined herein shall have the meaning assigned to such term in the Agreement.

Section 1. Definitions.

The following terms referenced in Section 1 of the Agreement shall have the meanings set forth below:

Maximum Purchase Price: [***]

Purchase Price Percentage: Shall mean 100%.

Section 2. GOVERNING LAW.

[***]

Section 3. Counterparts.

This Side Letter may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Side Letter by signing and delivering one or more counterparts. The parties intend that faxed signatures and electronically imaged signatures such as .pdf files shall constitute original signatures and are binding on all parties. The original documents shall be promptly delivered, if requested.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized on the date first above written.

NOTABLE FINANCE, LLC, as Seller

By:	/s/ Austin Lane
Name: Austin Lane
Title: CEO

BETTER TRUST I, as Purchaser

By: Better Holdco, Inc., as Administrator

By:	/s/ Paula Tuffin
Name: Paula Tuffin
Title: General Counsel

Signature Page to the MLPA Side Letter